Sterling Capital Corporation
                  Report for the Six Months Ended June 30, 2000



                                    OFFICERS

      Walter Scheuer ....................   Chairman of the Board of Directors
      Wayne S. Reisner ..................   President
      Mark Nikiper.......................   Executive Vice President
      Michael Carey .....................   Vice President and Treasurer
      Tracey Stefano  ...................   Secretary


                                    DIRECTORS

          Jay Eliasberg                                    Nathan Kingsley
          Arthur P. Floor                                  Archer Scherl
                                  Walter Scheuer


      Transfer Agent and Registrar                      Custodian

     Registrar and Transfer Company                   Citibank, N.A.
          10 Commerce Drive                           120 Broadway
     Cranford, New Jersey 07016                 New York, New York  10271

               Auditors                              General Counsel

        Tocci & Goldstein LLP                          Skadden, Arps,
          342 Madison Avenue                       Slate, Meagher & Flom
       New York, New York 10173                      Four Times Square
                                                   New York, New York 10036

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


August 22, 2000

To our Shareholders:


         The equity market posted negative returns in the first half of 2000 with the Dow Jones Industrial Average and the S&P 500 Index declining 9% and 1%, respectively. Following a particularly sharp 34% decline during April and May, the volatile NASDAQ Composite has recovered much of its loss, but still remains well below its high. With many investors heavily weighted in equities, it is surprising to note that the rate of return achieved by the S&P 500 for the twelve months ended June 30 was less than 6% and that the Dow Jones Industrial Average actually recorded a loss of 5% over the same period. The bond market, following a disappointing performance in 1999, has fared better than expected this year and has shown positive returns. We attribute the favorable bond performance to a flight to safety during the recent stock market declines and to the perception that the economy is slowing and that the cycle of interest rate tightening by the Federal Reserve may be coming to an end.

         Although the widely followed stock indices are struggling, the ratio of advancing stocks to declining stocks is currently showing signs of improvement and the average stock is no longer underperforming these capitalization weighted indices. For example, the Russell 2000, the S&P Midcap, and the S&P Small Cap indices have all outperformed the S&P 500 this year. Moreover, while the stock market as measured by the S&P 500 remains overvalued on a price-to-earnings basis, it is significant to note that a relatively small number of large cap stocks are distorting this ratio and that the majority of stocks are not expensive by this measure. Specifically, the S&P 500 is selling at a price-to-earnings ratio of 28, but the median P/E multiple for all U.S. stocks is 14, which approximates the long-term average for equities.

         The economy continues to surprise on the upside with second quarter real GDP showing an increase of 5.2%, which was well above forecast. However, the second quarter rate of growth was boosted by a rapid buildup of inventories, a sharp increase in federal spending, and an above average rate of growth in capital spending. Consumer spending, the largest component of GDP, actually slowed noticeably during the quarter recording an increase of only 3% versus a 7% gain in the first quarter. Employment data showed slower job creation during the latest quarter with the average monthly increase in payrolls only 50% of the first quarter level. The recent softening in retail sales and four consecutive declines in the monthly Purchasing Managers Index similarly suggests slower growth lies ahead. Therefore, while the economy is still clearly expanding, we expect the rate of growth to moderate in the second half of this year.

         Inflation, led by a sharp rise in energy prices, has increased at a higher than expected rate this year, and remains an area of concern for investors. Both the Consumer Price Index and the Producer Price Index have shown increases in excess of 4% for the year-to-date. However, adjusted for the impact of higher energy prices, the core rates of inflation remain closer to 3%. In addition, strong gains in productivity and highly competitive market conditions in most industries should keep inflation from surging, and in the process, keep the Federal Reserve's policy on interest rates on hold.

         To summarize, we would note that: (1) the economy is showing signs of slowing, but we believe a soft landing can be achieved; (2) the decline in the NASDAQ has corrected some of the speculative excess in the technology sector; and (3) most stocks are not expensive on a P/E multiple basis. As such, our view toward the equity market is moderately constructive and we continue to emphasize stocks that are attractive based on traditional benchmarks of valuation.

         Enclosed is a report of our Corporation's operations for the six months ended June 30, 2000. The unaudited net asset value per share of the Corporation's Common Stock as at June 30, 2000 was $8.87, as compared with its audited net asset value at December 31, 1999 of $8.97 per share, in both instances giving effect to the Corporation's distribution to shareholders of $.50 per share paid on January 21, 2000 to shareholders of record at the close of business on December 30, 1999. As at August 21, 2000 the unaudited net asset value per share was approximately $9.06 after further giving effect to a distribution to shareholders of $.025 per share, payable on September 11, 2000 to shareholders of record at the close of business on August 25, 2000. As at June 30, 2000 and August 21, 2000 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.75 and $6.375 respectively. Thus, as at June 30, 2000 and August 21, 2000 the market price for the Corporation's shares represented discounts of approximately 24% and 30%, respectively, from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 2000 certain of the Corporation's officers and directors and their associates have purchased an aggregate of 600 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,977,396 shares (79.1% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.



Very truly yours,



Wayne S. Reisner
President

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                  June 30, 2000
                                   (Unaudited)

                                                     Number of      Market Value
                                                      Shares          (Note A)
                                                    -----------     ------------

Common and Preferred Stocks -  68.33%
Financial Services - 16.55%
 Mellon Financial Corp. ..................            18,500        $  674,094
 Chase Manhattan Corp. ...................            13,500           621,844
 Axa Financial Inc. ......................            10,000           340,000
 MBIA, Inc. ..............................             7,000           337,312
 Unumprovident Corp. .....................            15,000           300,938
 PNC Financial Services Group ............             5,000           234,375
 Neuberger Berman Inc. * .................             5,000           232,500
 St. Paul Cos Inc. .......................             5,000           170,625
 Fleet Boston Financial Corp. ............             5,000           170,000
 MetLife Inc. * ..........................             7,500           157,969
 KeyCorp .................................             7,500           132,187
 Merrill Lynch Cap Tr 7.28% Pfd. .........             5,000           108,438
 Amerus Life Holdings 7% Pfd .............             5,000           107,812
 Friedman Billings Ramsey * ..............            10,000            81,250
                                                                    ----------
                                                                    $3,669,344

Real Estate and
Real Estate Investment Trusts - 14.85%
 Camden Property Trust ...................            22,690        $  666,519
 Equity Residential Properties Trust .....             9,950           457,700
 Chateau Communities, Inc. ...............            15,630           441,547
 Amli Residential Properties Trust .......            18,000           424,125
 Catellus Development Corp. * ............            20,000           300,000
 St. Joe Co. .............................            10,000           300,000
 CarrAmerica Realty Trust 8.55% Pfd C ....             9,600           198,000
 Equity Office Properties Trust ..........             5,000           137,813
 Felcor Lodging Trust Inc. ...............             6,500           130,000
 Equity Residential Properties Trust Pfd C             5,000           118,750
 Centex Corp. ............................             5,000           117,500
                                                                    ----------
                                                                    $3,291,954

         *  Non-income producing security




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2000
                                   (Unaudited)

                                                    Number of     Market Value
                                                     Shares         (Note A)
                                                    --------        --------
Consumer Goods - 10.75%
 Applica Incorporated * .....................       135,200        $1,529,450
 Kimberly-Clark Corp. .......................         6,000           344,250
 Black & Decker Corp. .......................         7,000           275,187
 Lazare Kaplan International * ..............        17,000           138,125
 Sara Lee Corp. .............................         5,000            96,562
                                                                   ----------
                                                                   $2,383,574

Telecommunication and Media - 10.05%
 SBC Communications Inc. ....................        10,000        $  432,500
 Viacom Inc. Cl A * .........................         5,000           341,875
 GTE Corp. ..................................         5,000           311,250
 AT&T Liberty Media A * .....................        12,000           291,000
 AT&T Corp ..................................         8,000           253,000
 Worldcom Inc * .............................         4,000           183,500
 A H Belo Corp Cl A .........................         9,500           164,469
 United States Cellular Corp * ..............         2,000           126,000
 Telebras - Sponsored ADR ...................         1,000            97,125
 Telecomunicacoes De Sao Paul SA ADR .* .....         1,000            18,500
 Tele Sudeste Cellular Participacoes ADR * ..           200             6,100
 Telenorte Leste Participacoes ADR * ........           117             2,764
 Telecomunicacoes Br - Telebras ADS * .......         1,000                39
                                                                   ----------
                                                                   $2,228,122

Technology -  5.43%
 Koninklijke Philips Electronics NV Holdings         12,720        $  604,200
 Computer Associates Intl Inc. ..............         5,000           255,938
 Artisoft Inc. * ............................        14,500           175,812
 Nam Tai Electronics Inc. * .................        10,000           168,125
                                                                   ----------
                                                                   $1,204,075


* Non-income producing security


         The accompanying notes are an integral part of these statements

                     STERLING CAPITAL CORPORATION
                  SCHEDULE OF INVESTMENTS - continued
                            June 30, 2000
                             (Unaudited)

                                                         Number of  Market Value
                                                          Shares      (Note A)
                                                         ---------  ------------

Healthcare  - 4.50%
 Aventis Spon ADR ...................................     5,886     $   427,103
 Rhone Poulenc 8.125% Pfd. ..........................    10,000         212,500
 Pharmacia Corporation ..............................     3,570         184,524
 Bristol Myers Squibb Co. ...........................     3,000         174,750
                                                                    -----------
                                                                    $   998,877

Automotive - 1.96%
 Ford Motor Co. .....................................     5,000     $   215,000
 Cooper Tire & Rubber Co. ...........................    10,000         111,250
 Lear Corp * ........................................     5,000         100,000
 Visteon Corp * .....................................       654           7,938
                                                                    -----------
                                                                    $   434,188

Retail - 1.36%
 Saks Inc. * ........................................    20,000     $   210,000
 J C Penney Co., Inc. ...............................     5,000          92,188
                                                                    -----------
                                                                    $   302,188

Transportation Services - 1.20%
 Ryder System Inc. ..................................    10,000     $   189,375
 Fedex Corporation * ................................     2,000          76,000
                                                                    -----------
                                                                    $   265,375

Paper Products - 1.11%
 Mead Corp. .........................................     5,000     $   126,250
 International Paper Co. ............................     4,000         119,250
                                                                    -----------
                                                                    $   245,500

Industrial Products - 0.57%
 York International Corp. ...........................     5,000     $   126,250
                                                                    -----------

Total common and preferred stocks (cost $11,601,464)                $15,149,447
                                                                    -----------

*  Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2000
                                   (Unaudited)

                                                      Principal     Market Value
                                                        Amount       (Note A)
                                                        ------       --------

Commercial Paper - 6.76%
 Ford Motor Credit Co.
  6.54% due 7/5/2000 ............................    $  500,000     $  500,000
 General Electric Capital Corp. .................
  6.75% due 7/6/2000 ............................       500,000        500,000
 General Motors Acceptance Corp. ................
  6.54% due 7/7/2000 ............................       500,000        500,000
                                                                    ----------
Total Commercial Paper (cost $1,500,000) ........                   $1,500,000
                                                                    ----------

Corporate Bonds and Notes - 4.92%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 .........    $  150,000     $  153,750
 Beneficial Corp 6.575%
  note due 12/16/2002 ...........................       250,000        245,313
 Lehman Brothers 7.25%
  senior subordinated note due 4/15/2003 ........       200,000        194,836
 Ford Motor Credit 7.5%
  note due 6/15/2003 ............................       250,000        248,906
 Goldman Sachs Group Inc 7.5%
  note due 1/28/2005 ............................       250,000        248,839
                                                                    ----------
Total corporate bonds and notes
      (cost $1,094,213) .........................                   $1,091,644
                                                                    ----------

U.S. Government Obligations - 3.61%
 U.S. Treasury Note 6.5% due 2/28/2002 ..........    $  800,000     $  800,000
                                                                    ----------
Total U.S. Government Obligations (cost $799,950)                   $  800,000
                                                                    ----------


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2000
                                   (Unaudited)

                                                   Principal       Market Value
                                                     Amount          (Note A)
                                                   ---------       ------------

Government Agencies - 8.64%
 Federal Home Loan Bank
    7.07% due 9/13/2001 ...................      $   250,000      $   249,609
 Federal National Mortgage Association
    5.50% due 2/15/2002 ...................          200,000          195,813
 Federal Home Loan Bank
   7.185% due 3/6/2002 ....................          250,000          249,531
 Federal National Mortgage Association
    6.31% due 7/17/2002 ...................          250,000          246,484
 Federal Home Loan Mortgage Corp. .........
   5.75% due 7/15/2003 ....................          250,000          241,484
 Federal Home Loan Bank
    7.46% due 9/9/2003 ....................          250,000          249,297
 Federal Home Loan Mortgage Corp. .........
   8% due 11/25/2005 ......................          250,000          249,609
 Federal National Mortgage Association
    6.50% due 4/29/2009 ...................          250,000          233,360
                                                                  -----------
Total Government Agencies (cost $1,938,745)                       $ 1,915,187
                                                                  -----------


Total Investments (cost $16,934,372) ......                       $20,456,278
                                                                  ===========


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2000
                                   (Unaudited)

                                ASSETS

    Investment in securities, at value
        (identified cost $16,934,372) (Note A) ..................  $20,456,278
    Cash ........................................................    1,124,340
    Investment in real estate (cost $100,000) (Note A) ..........       50,000
    Receivables:
        Investment securities sold ..............................      701,771
        Dividends and interest ..................................      141,261
        Other ...................................................       22,752
    Prepaid Pension Costs .......................................       14,089
                                                                   -----------

    Total assets ................................................  $22,510,491
                                                                   -----------

                              LIABILITIES

    Payables:
        Investment securities purchased .........................  $   279,698
        Accrued expenses and other liabilities ..................       58,237
                                                                   -----------
    Total liabilities ...........................................  $   337,935
                                                                   -----------

                              NET ASSETS

    Common Stock, authorized 10,000,000 shares,
        outstanding 2,500,000 shares, $1 par value each .........  $ 2,500,000
    Paid in capital .............................................   17,722,718
    Excess of distributions over accumulated net investment loss    (6,474,939)
    Excess of net realized gain on investments over distributions    4,952,872
    Unrealized appreciation of investments ......................    3,471,905
                                                                   -----------

    Net assets ..................................................  $22,172,556
                                                                   ===========

    Net assets per outstanding share ............................  $      8.87
                                                                   ===========


    The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                     For the Six Months ended June 30, 2000
                                   (Unaudited)

    Investment income:
    Interest .................................................      $  127,091
    Dividends .................................................        240,508
                                                                      --------
  Total income ................................................       $367,599
                                                                      --------

 Expenses (Notes C, D and E):
    Officers' salaries ........................................      $  86,764
    Pension and related costs .................................         36,164
    Office salaries ...........................................         31,196
    Directors' fees and expenses ..............................         31,167
    Payroll taxes, fees and employee benefits .................         28,059
    Legal, audit and professional fees ........................         18,911
    Equipment rentals .........................................         12,626
    Rent and Electric .........................................         12,440
    Custodian fees and expenses ...............................          8,622
    Transfer agent and registrar fees .........................          8,584
    American Stock Exchange listing fee .......................          7,500
    Miscellaneous .............................................          3,937
    Federal, state and local taxes ............................          3,180
                                                                     ---------
      Total expenses ..........................................      $ 289,150
                                                                     ---------
Net investment income .........................................      $  78,449
                                                                     ---------




                                   (continued)



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                     For the Six Months ended June 30, 2000
                                   (Unaudited)


Net investment income (from previous page) .................       $    78,449
                                                                   -----------

Net gain on investments  (Notes A and B):
   Realized gain from securities transactions:
      Proceeds from sales ..................................         4,675,284
      Cost of securities sold ..............................         2,961,448
                                                                   -----------
      Net realized gain ....................................         1,713,836
                                                                   -----------

    Unrealized appreciation of investments:
    Beginning of period ....................................         5,528,992
    End of period ..........................................         3,471,905
                                                                   -----------
    Net decrease in unrealized appreciation ................        (2,057,087)
                                                                   -----------

Net realized gain and unrealized loss on investments .......          (343,251)
                                                                   -----------

Net decrease in net assets resulting from operations .......       $  (264,802)
                                                                   ===========



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
               For the six months ended June 30, 2000 (unaudited)
                              and December 31, 1999


                                                         Six Months
                                                           ended             Year Ended
                                                          June 30,          December 31,
                                                            2000                1999
                                                       -------------      -------------
From investment activities:
  Net investment income ........................       $     78,449        $     93,822
  Net realized gain from securities transactions          1,713,836           1,219,099
  Net change in unrealized appreciation ........         (2,057,087)          1,294,013
                                                       ------------        ------------

Increase (Decrease) in net assets derived from
  investment activities ........................           (264,802)          2,606,934

Distributions to shareholders (Note F) .........                  0          (1,363,225)

Net Assets:
  Beginning of year ............................         22,437,358          21,193,649
                                                       ------------        ------------

  End of  period ...............................       $ 22,172,556        $ 22,437,358
                                                       ============        ============

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000
                                   (Unaudited)

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Corporate commercial paper is valued at cost, which approximates market value. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 2000 will probably be a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income will probably be "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. It is anticipated that the Corporation will not have any undistributed personal holding company income for the year ended December 31, 2000. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000
                                   (Unaudited)

 (3) Securities Transactions Valuation

         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

         Dividends to shareholders are recorded on the dividend declaration date.

(5) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the six months ended June 30, 2000:

Purchases (excludes $1,500,000 of short term corporate commercial paper and $799,876 of U.S. Government Obligations).....  $5,943,685

Sales (excludes $1,750,000 of short term corporate commercial paper)  $2,961,449

         Net loss on investments for the six months ended June 30, 2000 was $343,251. This amount represents the net decrease in value of investments held during the period. The components are as follows:

                           Long transactions ....................   ($343,251)
                                                                   -----------
                           Net loss on investments ..............   ($343,251)
                                                                   ===========

         As of June 30, 2000 gross unrealized appreciation and (depreciation) of the corporation's securities portfolio were as follows:

                           Unrealized appreciation...............  $4,183,123
                           Unrealized depreciation...............    (711,218)
                                                                   -----------
                           Net unrealized appreciation...........  $3,471,905
                                                                   ===========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000
                                   (Unaudited)

Note C - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $24,000.

Note D - Other Transactions with Affiliates

         Aggregate remuneration paid or accrued by the Corporation for the six months ended June 30, 2000 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

                 Officers' salaries ............................$  86,764
                 Amount paid or accrued under Pension Plan .....   29,576
                 Directors' fees ...............................   30,000

         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the six months ended June 30, 2000, Mr. Scheuer and the Corporation paid or accrued approximately $293,000 and $62,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

         The   Corporation   has  a  defined   benefit   pension  plan  covering
substantially  all of its  employees,  other than Union  employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

         The following tables provide a reconciliation of the changes in the plan's benefit obligations, fair value of assets, and a statement of the funded status for the year ended December 31, 1999:

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000
                                   (Unaudited)

Change in Benefit Obligation
   Benefit Obligation at Beginning of Year       $ 449,032
   Service Cost ..........................          34,917
   Interest Cost .........................          26,942
   Actuarial Gain ........................         (94,796)
   Benefits Paid .........................            (667)
                                                 ---------
   Benefit Obligation at End of Year .....       $ 415,428
                                                 =========

Change in Plan Assets
   Fair Value at Beginning of Year .......       $ 346,757
   Actual Return on Plan Assets ..........          26,240
   Employer Contributions ................          41,369
   Benefits Paid .........................            (667)
                                                 ---------
   Fair Value at End of Year .............       $ 413,699
                                                 =========

Funded Status
   Unfunded Status of the Plan ...........       $  (1,729)
   Unrecognized Net Actuarial Gain .......        (116,194)
   Unrecognized Prior Service Costs ......          37,626
   Unrecognized Transition Obligation ....          94,386
                                                 ---------
   Prepaid Benefit Cost ..................       $  14,089
                                                 =========

The following table provides amounts recognized in the balance sheet as of December 31, 1999:

   Prepaid Benefit Cost                          $  14,089
                                                 ---------
   Net Amount Recognized                         $  14,089
                                                ==========

The components of net pension costs are as follows:

Service Cost .................................    $ 34,917
Interest Cost ................................      26,942
Actual Return on Plan Assets .................     (26,240)
Amortization of Unrecognized Transition Assets       5,244
Amortization of Prior Service Costs ..........       2,352
Recognized Net Actuarial Loss ................      (3,845)
                                                  --------
Net Periodic Pension Cost ....................    $ 39,370
                                                  ========

         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000
                                   (Unaudited)

Note F - Distributions to Shareholders

         On January 21, 2000 the Corporation paid a cash distribution of $.50 per share to shareholders of record at the close of business on December 30, 1999. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1999 even though the distribution was paid to shareholders in 2000. The Board of Directors determined that of the aggregate amount of the distribution ($1,250,000), $50,000 be considered a charge on the Corporation's books against net investment income and $1,200,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

         On July 27, 2000 the Board of Directors of the Corporation declared a cash distribution of $.025 per share, payable September 11, 2000 to shareholders of record at the close of business on August 25, 2000. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1999 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to such calendar year shareholders in 2000 even though the distribution represents net capital gains and "investment company taxable income" realized by the Corporation during 1999. The Board of Directors determined that of the aggregate amount of the distribution ($62,500), $43,401 be considered a charge on the Corporation's books against net investment income and $19,099 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution will be provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS



Selected data for each share of capital stock outstanding throughout each period:


                                                                                          Year Ended December 31
                                                             Six Months                   ----------------------
                                                                ended              1999    1998     1997      1996    1995
                                                            June 30, 2000          ----    ----     ----      ----    ----
                                                            (Unaudited)(1)                       (Audited)
                                                           ----------------                      ---------
Investment income ............................                   $.15              $.25    $.26     $.30     $ .27    $.39
Expenses ..........................................               .12               .21     .21      .22       .21     .25
                                                                  ---              ----    ----     ----     -----    ----
Net investment income .....................                       .03               .04     .05      .08       .06     .14

Distributions of net realized
capital gains ......................................                -              (.51)   (.04)    (.82)     (.36)   (.53)

Distributions of net investment income                              -              (.04)   (.05)    (.06)     (.06)   (.15)

Net realized gain (loss) and increase
(decrease) in unrealized appreciation..                          (.13)             1.00     .30      .87      1.02    1.16
                                                               ------              ----    ----     -----     ----    ----

Net increase (decrease) in net asset value                       (.10)              .49     .26      .07       .66     .62
Net asset value:
   Beginning of period ........................                  8.97              8.48    8.22     8.15      7.49    6.87
                                                               ------             -----    ----     ----      ----    -----
   End of period  .................................             $8.87             $8.97   $8.48    $8.22     $8.15    $7.49
                                                              =======             =====   =====    =====     =====   ======

Ratio of expenses to average net assets                          1.3%                2.4%   2.5%     2.6%      2.6%    3.4%

Ratio of net investment income to
average net assets ..............................                 .4%                 .4%    .5%      .9%       .8%    1.8%

Portfolio turnover ..............................                 17%                 37%    41%      40%       57%     51%

Number of shares outstanding at end
of each period (in 000's)  ...................                  2,500              2,500  2,500     2,500    2,500   2,500


(1) Not annualized